SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2001

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

                On July 2, 2001, Arbitron Inc. (the “Company”) acquired all of the assets and assumed certain of the liabilities of the Radio’s All Dimension Audience Research (“RADAR”®) radio network audience measurement service business of Statistical Research, Inc. (“SRI”). RADAR is a national radio ratings service that measures audiences to radio commercials aired on 29 radio networks operated by ABC, American Urban Radio Networks, Premiere Radio Network and Westwood One Radio Network. The service produces estimates using a 12-month, 12,000-person telephone survey together with the industry-standard commercial clearance system.

                  The transaction was consummated pursuant to the terms of an Asset Purchase Agreement dated as of July 2, 2001 among the Company, SRI and Mr. Gale Metzger and Dr. Gerald Glasser, the principal shareholders of SRI. The aggregate consideration to be paid by the Company to SRI for the purchase of the assets is payable in cash up to $25 million, subject to purchase price adjustments and performance of the purchased assets, and is payable over two years. The Company paid $10 million in cash to SRI upon the consummation of the transaction. In connection with the acquisition, the Company also entered into several operational agreements with SRI, including a software development agreement pursuant to which SRI will adapt RADAR to the Company’s diary based ratings measurement method.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Financial Statements of Business Acquired.

                   It is impracticable to provide the financial statements required relative to the acquired business described in Item 2 at the time this
                  Current Report on Form 8-K is filed. The Company will file the required financial statements on or before September 15, 2001.

(b)              Pro Forma Financial Information.

                  It is impracticable to provide the pro forma financial information required relative to the acquired business described in Item 2 at the time this Current Report on Form 8-K is filed. The Company will file the required pro forma financial information on or before
                  September 15, 2001.

(c)               Exhibits.

2.1	Asset Purchase Agreement dated as of July 2, 2001 among Arbitron Inc., Statistical Research, Inc., Gale Metzger and Gerald Glasser (exhibits and schedules omitted).

10.1	Software Development and Consulting Agreement dated as of July 2, 2002 by and between Arbitron Inc. and Statistical Research, Inc.

99.1	Text of press release dated July 2, 2001 by Arbitron Inc. announcing the acquisition of the RADAR business.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date:	July 17, 2001	By:	/s/ Dolores L. Cody

Dolores L. Cody
Executive Vice President, Legal and
Business Affairs, Chief Legal Officer
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of July 2, 2001 among Arbitron Inc., Statistical Research, Inc., Gale Metzger and Gerald Glasser (exhibits and schedules omitted).

10.1	Software Development and Consulting Agreement dated as of July 2, 2002 by and between Arbitron Inc. and Statistical Research, Inc.

99.1	Text of press release dated July 2, 2001 by Arbitron Inc. announcing the acquisition of the RADAR business.